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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the use in this Registration Statement of Middle Bay Oil Company on Form S-4 of our report relating to the financial statements of Middle Bay Oil Company, Inc. and subsidiaries appearing in the Prospectus, which is a part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.

                                        /s/ Schultz, Watkins & Company
                                        ------------------------------------
                                        Schultz, Watkins & Company

Jackson Mississippi
November 25, 1998